Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

MProved Systematic Long-Short Fund

Investor Class
(Trading Symbol: MLSJX)

Institutional Class
(Trading Symbol: MLSQX)

a series of Series Portfolios Trust

Supplement dated October 2, 2019 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2019 and as may be supplemented from time to time (the “Supplement”)

Based upon the recommendation of Magnetar Asset Management, LLC (the “Adviser”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) approved a plan of liquidation (the “Plan of Liquidation”) for the MProved Systematic Long-Short Fund (the “Fund”), a series of the Trust. Pursuant to the Plan of Liquidation, the Fund will be liquidated as a series of the Trust on or around October 15, 2019 (the “Liquidation” or “Liquidation Date”). Shareholder approval of the Plan of Liquidation is not required.

The Plan of Liquidation determines the manner in which the Fund will be liquidated. Pursuant to the Plan of Liquidation and in anticipation of the Liquidation, effective as of the close of business on October 2, 2019, the Fund is closed to new investments. In addition, effective October 2, 2019, the Adviser will begin an orderly transition of the Fund’s portfolio holdings to cash and cash equivalents and the Fund will cease investing its assets in a manner designed to achieve its investment objective. The Fund will bear all transaction costs incurred in connection with the liquidation of the Fund’s assets. The Adviser will bear all other expenses incurred in carrying out the Plan of Liquidation. Although the Fund will be closed to new purchases as of the close of business on October 2, 2019, shareholders may voluntarily redeem their shares before the Liquidation Date.

Under the terms of the Plan of Liquidation, the Fund will liquidate its assets as of the close of business on the Liquidation Date, at which time the Fund’s shareholders will subsequently receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, as of the Liquidation Date, subject to any required withholdings. The sale of portfolio holdings will result in the Fund realizing gains or losses, and the proceeds payable to shareholders will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.  You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of the Liquidation that are relevant to your specific situation.

Please contact the Fund at 833-MPROVED (833-677-6833) if you have any questions.

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Please retain this Supplement with your Summary Prospectus, Prospectus and
SAI for future reference.